Exhibit 10.06
WARRANT PURCHASE AND REGISTRATION RIGHTS AGREEMENT
          This Warrant Purchase and Registration Rights Agreement, dated as of September 23, 2008, between BROOKSIDE TECHNOLOGY HOLDINGS CORP., a Florida corporation (together with its successors, the “Company”), those Persons identified as the “Stockholders” on the signature page of this Agreement (collectively the “Stockholders” and, individually, a “Stockholder”); and CHATHAM CAPITAL MANAGEMENT III, LLC, (“Chatham Capital”), not individually but as agent for CHATHAM INVESTMENT FUND III, LLC (“Chatham II”) and CHATHAM INVESTMENT FUND QP III, LLC, (“Chatham QP II”, and together with Chatham Capital and Chatham II and any successors or assign of Chatham Capital, Chatham II or Chatham QP II, the “Warrantholders” and each, a “Warrantholder”).
          WHEREAS, in connection with the Warrantholders entering into that certain Credit Agreement dated as of September ___, 2008 (as amended, restated, supplemented and otherwise modified from time to time (the “Credit Agreement”), by and among the Company and the other parties named as “Borrowers” therein, the other persons designated as “Credit Parties” therein, the financial institutions designated as “Lenders” therein, and Chatham Capital Management III, LLC, a Georgia limited liability company, as Agent (“Agent”), the Company has issued those certain Warrants, dated on or about the date hereof, in favor of each Warrantholder, entitling the Warrantholders to purchase in the aggregate up to 140,930,835 shares of Company’s Common Stock, $.001 par value (as described more particularly below, its “Common Stock”), subject to adjustment as set forth therein;
          WHEREAS, the Company is issuing the Warrants contemporaneously with the execution and delivery of this Agreement;
          WHEREAS, the Stockholders, on a fully diluted basis, that is, assuming conversion of all shares of Preferred Stock to Common Stock and the exercise of all Warrants and Options owned by the Stockholders, are (or would be) the record and beneficial owners of 474,207,168 shares of Common Stock and are joining in this Agreement at the Warrantholder’s request.
          NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
          SECTION 1.1 Definitions. Unless otherwise defined herein, in the Warrants or in the Credit Agreement, the following terms used in this Agreement shall have the meanings specified below.

          “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.
          “Common Stock” means any class of shares of the Company’s common equity or any other class of stock of the Company having a right to participate with the common equity in the distribution of the Company’s remaining assets upon liquidation.
          “Conversion Shares” means (i) any shares of Stock or other securities issuable or issued upon the exercise of the Warrants and (ii) any shares of Stock or other securities issuable or issued with respect to any of such shares or other securities referred to in clause (i) upon the conversion thereof into shares of Stock, other securities or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided that any of such securities shall cease to be Conversion Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.
          “Exchange Act” means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such successor federal statute.
          “Initiating Holders” has the meaning set forth in Section 3.1 hereof.
          “Other Shares” has the meaning set forth in Section 3.1(f).
          “Person” means a corporation, an association, a partnership, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.
          “Public Sale” means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.
          “Registrable Securities” means any Conversion Shares until the date (if any) on which such Conversion Shares shall have been transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force.
          “Registration Expenses” means all expenses incident to the Company’s performance of or compliance with Sections 3.1 through 3.5 hereof, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, (vi) the fees and disbursements of any one counsel and one accountant retained by holders of a majority in interest of Registrable Securities being registered (or, in the case of any registration effected pursuant to Section 3.1, as the Initiating Holders shall have selected to represent all holders of the Registrable Securities being registered), (vii) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance and (viii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include (i) salaries of the Company personnel or general overhead expenses of the Company, (ii) auditing fees, (iii) premiums or other expenses relating to liability insurance required by underwriters of the Company or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by the Company in the ordinary course of its business or would have been incurred by the Company had no public offering taken place.
          “Restricted Securities” means the Stock held by the Stockholders, the Warrants, the Conversion Shares and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on the Warrants, the Conversion Shares or any such securities; provided that particular securities shall cease to be Restricted Securities when (x) such securities shall have been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force or (z) ceased to be outstanding. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 2.2.
          “Securities Act” means the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar federal statute.
          “Stock” means all issued and outstanding capital stock of the Company including, without limitation, the Common Stock and any securities convertible into such capital stock.
          “Warrant” means any and all warrants to purchase Stock originally issued to the Warrantholders and as such Warrant(s) may be transferred or otherwise assigned, but only to the extent not theretofore exercised, redeemed or expired in accordance with their respective terms.
          “Warrantholder” has the meaning set forth in the introductory paragraph (and for purposes of Section 2.8 shall include any Person that held a Warrant that was redeemed pursuant to its terms).
          “Warrant Securityholder” means at any time any Warrantholder and/or any holder of Conversion Shares.
          All references herein to “days” shall mean calendar days unless otherwise specified.

ARTICLE II
TRANSFER OF SHARES; PAYMENTS TO WARRANTHOLDER
          SECTION 2.1 General. Each Stockholder and Warrantholder agrees that except as otherwise required by law, such Stockholder and Warrantholder shall not transfer or attempt to transfer any of its shares of Stock at any time to any Persons without fully complying with each of the terms and conditions of this Agreement.
          SECTION 2.2 Restrictions on Transfer; Legend on Certificates. (a) Except as otherwise provided in this Agreement, Restricted Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act or (iii) pursuant to a transaction that is otherwise exempt from the registration requirements of the Securities Act.
          (b) Unless otherwise expressly provided herein, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF THE WARRANT PURCHASE AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF SEPTEMBER ___, 2008, BETWEEN BROOKSIDE TECHNOLOGY HOLDINGS CORP. AND THE WARRANTHOLDERS LISTED ON THE SIGNATURE PAGES THEREOF, (AMONG OTHERS), AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS ON FILE WITH BROOKSIDE TECHNOLOGY HOLDINGS CORP.
          (c) Any other provision of this Agreement to the contrary notwithstanding, no transfer of any Restricted Securities other than pursuant to a Public Sale may be made to any Person unless such Person shall have agreed in writing that such Person, as a holder of Restricted Securities, and the Restricted Securities it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to such Restricted Securities (and upon such agreement such Person shall be entitled to such benefits). Any purported transfer of Restricted Securities without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Warrantholder under this Agreement. In the event of such non-complying transfer, the Company shall not transfer any such Restricted Securities on its books or recognize the purported transferee as a

Stockholder or a Warrantholder, as the case may be, for any purpose, until all applicable provisions of this Agreement have been complied with.
          (d) The restrictions on transfer provided in Section 2.2(a) shall not be applicable to (i) any transfer in compliance with federal and all applicable state securities laws to an Affiliate of the holder of Restricted Securities, from an Affiliate of such holder to such holder or between Affiliates of such holder (if any such Affiliate to whom shares of Restricted Securities have been transferred by a holder thereof ceases to be an Affiliate of such holder of Restricted Securities, such Restricted Securities shall immediately be transferred back to the transferor thereof), (ii) any transfer upon the death of any holder of Restricted Securities to such holder’s executors, administrators or testamentary trustees, (iii) any transfer to a trust the beneficiaries of which include only the holder of such Restricted Securities or such holder’s spouse, parents, siblings or descendants or (iv) any transfer by the holder in connection with the grant of a participation interest in the Loan Agreement (any transferee referred to in (i), (ii), (iii) or (iv) above being referred to herein as a “Permitted Transferee”); provided that no such transfer shall be made to any Permitted Transferee unless such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Stockholder or Warrantholder (as the case may be), and the Warrants or Conversion Shares it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to Warrants or Conversion Shares (as the case may be), and upon such agreement such Permitted Transferee shall be entitled to such benefits.
          SECTION 2.3 Tag-Along Rights. (a) If any Stockholder or any of its Affiliates (any such Person for purposes of this Section 2.3, the “Transferor”) wishes, in a single transaction or a series of related transactions, to transfer shares of its Stock to any Person ( the “Transferee”) for cash and/or non-cash consideration in an aggregate amount equal to One Million Dollars ($1,000,000) or more, the Transferor shall first give to the Company and each Warrantholder written notice (a “Transfer Notice”), executed by it and the Transferee and containing (i) the class and the number of shares of Stock that the Transferee proposes to acquire from the Transferor, (ii) the name and address of the Transferee, (iii) the proposed purchase price, terms of payment and other material terms and conditions of such proposed transfer, (iv) an estimate, in the Transferor’s reasonable judgment, of the fair market value of any non-cash consideration offered by the Transferee and (v) an offer by the Transferee or Transferor to purchase, upon the purchase by the Transferee of any shares of Stock owned by the Transferor and for the same per share consideration, that number of Conversion Shares (or if such number is not an integral number, the next integral number which is greater than such number) of each Warrantholder which shall be the product of (x) the aggregate number of Conversion Shares either then owned, or issuable upon exercise of the Warrants, by such Warrantholder and (y) a fraction, the numerator of which shall be the number of shares of Stock indicated in the Transfer Notice as subject to purchase by the Transferee and the denominator of which shall be the sum of (A) the total number of shares of Stock then owned by the Transferor and its Affiliates plus (B) the total number of Conversion Shares either then owned, or issuable upon exercise of the Warrants then owned, by the Warrantholders. The Warrantholders shall have the right, for a period of twenty (20) days after the Transfer Notice is given, to accept such offer in whole or in part, exercisable by delivering a written notice to the Transferor and the Company within such twenty (20) day period, stating therein the number of shares of Stock (which may be the number of shares set forth in the offer by the Transferor or Transferee, as the case may be, or a portion thereof) to be sold by the Warrantholders to the Transferor or Transferee, as the case may be. Prior to the earlier of (x) the end of such twenty (20) day period or (y) the acceptance or rejection by each Warrantholder of the Transferee’s or Transferor’s offer, as the case may be, neither the Transferor nor its Affiliates will complete any sale of shares of Stock to the Transferee. Thereafter, for a period of sixty (60) days after the prohibition under the preceding sentence shall have terminated, the Transferor may sell to the Transferee for the consideration stated and on the terms set forth in the Transfer Notice the shares of Stock stated in the Transfer Notice as subject to purchase by the Transferee, provided that the Transferor or Transferee, as the case may be, shall simultaneously purchase the number of shares of Stock as calculated above from such Warrantholder if such Warrantholder has accepted the Transferor’s or Transferee’s offer. The Company shall take any and all actions necessary to facilitate the timely issuance of Conversion Shares in connection with any such purchase. The provisions of this Section 2.3 shall not apply to transfers between the Transferor and any of its Affiliates or between Affiliates of the Transferor.
          (b) Notwithstanding anything contained in Section 2.3(a) to the contrary, transfers of (x) shares of Stock by a Transferor to such Transferor’s spouse, parents, siblings, children or grandchildern, or other member of the Transferor’s immediate or extended family (including relatives by marriage), or to a custodian, trustee or other fiduciary for the account of Transferor or members of Transferor’s immediate or extended family in connection with an estate planning transaction shall not be subject to the provisions set forth in Section 2.3(a); provided that prior to such transfer, any such Transferee agrees, in a writing reasonably satisfactory to Warrantholders, to the restrictions set forth in this Agreement as to such transferred Stock.
ARTICLE III
REGISTRATION RIGHTS
          SECTION 3.1 Registration on Request. (a) Upon the written request of the Warrantholders holding of record Warrants exercisable for more than fifty percent (50%) of the Conversion Shares (collectively referenced as the “Initiating Holder”), requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holder’s Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of Registrable Securities, and thereupon the Company will use its reasonable best efforts to effect the registration under the Securities Act, in the following priority, of:
          (i) the Registrable Securities which the Company has been so requested to register by the Initiating Holder for disposition in accordance with the intended method of disposition stated in such request;

          (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within thirty (30) days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and
          (iii) all shares of Stock which the Company may elect to register in connection with the registration of Registrable Securities pursuant to this Section 3.1, whether for its own account or for the account of a holder of Common Stock, all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) as expeditiously as possible, but in no event later than one hundred and eighty (180) days from the date of such request, of the Registrable Securities and the additional shares of Stock, if any, to be so registered; provided that (i) the Warrantholders and any other holders of Registrable Securities as a class shall be entitled to not more than two (2) registrations upon request pursuant to this Section 3.1 and (ii) the Warrantholders shall not demand a registration under this Section 3.1 within thirty (30) days of the Warrantholders’ receipt of the Company’s notice provided pursuant to Section 3.1(a) or Section 3.2 (which shall in no way affect the Warrantholders’ rights under Section 3.2).
          (b) Registrations under this Section 3.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.
          (c) The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section 3.1.
          (d) A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has been declared effective by the Commission; provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Initiating Holder (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Initiating Holder unless the Initiating Holder shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by any Warrantholder or Warrant Securityholder.

          (e) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by a number of shares) of the Registrable Securities as to which registration has been requested and shall be reasonably acceptable to the Company.
          (f) If a requested registration pursuant to this Section 3.1 involves an underwritten offering, and the managing underwriter shall advise the Company (with a copy of any such notice being delivered by the Company to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities proposed to be sold for the account of the Company) exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holder, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities of the Warrantholders and Warrant Securityholders requesting such registration, (ii) second, all shares proposed to be included by the Company in such registration and (iii) third, all shares other than Registrable Shares (any such shares with respect to any registration, “Other Shares”) requested to be included in such registration by the holder or holders thereof.
          SECTION 3.2 Incidental Registration. (a) If the Company at any time proposes to register any of its securities under the Securities Act (other than (x) by a registration on Form S-4 or S-8 or any successor or similar forms or (y) pursuant to Section 3.1) whether for its own account or for the account of the holder or holders of any Other Shares, it will each such time give prompt written notice to each Warrant Securityholder of its intention to do so and of Warrant Securityholders’ rights under this Section 3.2. Upon the written request of Warrant Securityholders holding fifty percent (50%) of Conversion Shares and/or Warrants made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by the Warrant Securityholders and the intended method of disposition thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Warrant Securityholders to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities, without prejudice, however, to the rights of any Warrant Securityholder entitled to do so to request that such Registration be effected as a

Registration under Section 3.1. No registration effected under this Section 3.2 shall relieve the Company of its obligation to effect any registration upon request under Section 3.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 3.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.2.
          (b) If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Section 3.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in this Section 3.2, use its reasonable best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration and all other holders of any Other Shares which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under this Section 3.2 by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and such Other Shares proposed so to be registered which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and holders of such Other Shares, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and Other Shares the registration of which shall have been requested by each holder thereof so that the resultant aggregate number of such Registrable Securities and Other Shares so included in such registration, together with the number of securities to be included in such registration for the account of the Company, shall be equal to the number of shares stated in such managing underwriter’s letter.
          SECTION 3.3 Registration Procedures. (a) If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 and 3.2, the Company shall, as expeditiously as possible:
          (i) prepare and (within sixty (60) days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible; provided that, in the case of a registration pursuant to Section 3.1, such filing to be made within sixty (60) days after the initial request of Initiating Holder of Registrable Securities or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act) and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective; provided further that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided further that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;
          (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (x) in the case of a registration pursuant to Section 3.1, the expiration of 120 days after such registration statement becomes effective, or (y) in the case of a registration pursuant to Section 3.2, the expiration of ninety (90) days after such registration statement becomes effective;
          (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;
          (iv) register or qualify all Registrable Securities and other securities covered by such registration statement under blue sky or similar laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;
          (v) cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;
          (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller and the underwriters, if any, of
          (x) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and
          (y) a “comfort” letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants’ letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities;
          (vii) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:
          (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;
          (B) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;
          (C) of the issuance by the Commission of any stop order suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and
          (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;
          (viii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company’s discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
          (ix) make every reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;
          (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;
          (xi) make available for inspection by a representative of the holders of Registrable Securities participating in the offering, any underwriter participating in any disposition pursuant to the registration and any attorney or accountant retained by such selling holders or underwriter (each, an “Inspector”), all financial and other records, pertinent corporate documents and properties of the Company (the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration; provided that the Company shall not be required to comply with this subdivision (xi) if there is a reasonable likelihood, in the judgment of the Company based upon advice from its legal counsel, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided further that Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (other than to any holder of Registrable Securities participating in the offering) unless (x) such Records have become generally available to the public or (y) the disclosure of such Records may be necessary or appropriate (A) to comply with any law, rule, regulation or order applicable to any such Inspectors or holder of Registrable Securities, (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspectors or any holder of Registrable Securities is a party (provided that the Company is provided with reasonable notice of such proposed disclosure and a reasonable opportunity to seek a protective order or other appropriate remedy with respect to such Records);
          (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such Registration Statement;
          (xiii) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Stock is then listed and, if not so listed, to be listed on NASDAQ’s automated quotation system and, if listed thereon, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD; and
          (xiv) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration; the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing for purposes of preparing the relevant registration statement and amendments and supplements thereto.
          (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of Section 3.3(a), such holder will forthwith discontinue such holder’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.3(a). In the event the Company shall give any such notice, the periods specified in subdivision (ii) of Section 3.3(a) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.3(a).
          (c) If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.
          SECTION 3.4 Underwritten Offerings. (a) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 3.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.5. The holders of the Registrable Securities will reasonably cooperate with the Company in the negotiation of the underwriting agreement.
          (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, during the ten days prior to and the 90 days after the effective date of any underwritten registration pursuant to Section 3.1 or 3.2 has become effective, except as part of such underwritten registration, whether or not such holder participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting (if any). Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.4(b).
          (c) The Company agrees (x) not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the ten days prior to and the 90 days after the effective date of any registration pursuant to Section 3.1 or 3.2 has become effective, except (i) as part of such registration, (ii) pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto or (iii) as otherwise permitted by the managing underwriter of such offering (if any), and (y) to use all reasonable efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of such securities during such period except as part of such underwritten registration; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder’s intended method of distribution.
          (d) No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Person or a majority of the Persons entitled to approve such arrangements and (ii) completes and executes all agreements, questionnaires, indemnities and other documents (other than powers of attorney) reasonably required under the terms of such underwriting arrangements.
          SECTION 3.5 Indemnification. (a) The Company agrees to indemnify and hold harmless each holder of Registrable Securities whose Registrable Securities are covered by any registration statement, its directors, officers, affiliates and partners, and each other Person, if any, who controls such holder within the meaning of the Securities Act (and any broker or dealer through whom such shares may be sold), against any losses, claims, damages, expenses or liabilities, joint or several, to which any such indemnified party may become subject under the Securities Act or any other statute or at common law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act or any filing with any state securities commissions or agency, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws or regulations applicable to the Company and relating to action or inaction required of the Company in connection with such registration, and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding whether or not resulting in any liability; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any such state securities commission or agency filing, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder or controlling person specifically for use in the preparation thereof or from any breach of this Agreement by any such holder. In addition, the Company shall indemnify any underwriter of such offering and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to each Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, affiliate, partner, underwriter or controlling person and shall survive the transfer of such securities by such holder.
          (b) Each prospective seller of Registrable Securities hereunder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 3.5) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading from, such registration statement, or filing with any state securities commission or agency, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The amount payable by any prospective seller of Registrable Securities with respect to the indemnification set forth in this subsection (b) in connection with any offering of securities will not exceed the amount of net proceeds received by such prospective seller pursuant to such offering.
          (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.
          (d) If the indemnification provided for in the preceding subdivisions of this Section 3.5 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchaser bear to the gain realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of subdivision (a) of this Section 3.5, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this Section 3.5 had been available under the circumstances.
          The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and subdivision (c) of this Section 3.5. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
          Notwithstanding the provisions of this subdivision (d), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          SECTION 3.6 Rule 144; Rule 144A. (a) If the Company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.
          (b) The Company represents and warrants that as of the date hereof, the Stock is not, and is not part of a class of securities that is, listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system. For so long as any shares of Registrable Securities are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available to any holder of Registrable Securities in connection with the sale of such holder’s Registrable Securities and any prospective purchaser of Registrable Securities from such holder, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES; COVENANTS
          SECTION 4.1 Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Florida and is in good standing under such laws. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a material adverse effect on the business, assets, operating results, prospects or financial condition of the Company.
          SECTION 4.2 Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue each of the Warrants, to issue the Common Stock issuable upon exercise of the Warrants and to carry out and perform its obligations under the terms of this Agreement and each of the Warrants.
          SECTION 4.3 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement, each of the Warrants, the authorization, sale, issuance (or reservation for issuance) and delivery of the Warrants and the Conversion Shares issuable thereunder and the performance of all of the Company’s obligations hereunder and pursuant to the Warrants have been taken or will be taken prior to the date hereof. This Agreement and each of the Warrants constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.
          SECTION 4.4 Valid Issuance of Stock. The Conversion Shares have been duly and validly reserved and, when issued, sold and delivered in compliance with the applicable provisions of the Warrants and this Agreement, will be duly and validly issued, fully paid and issued in compliance with applicable federal and state securities laws, and the Conversion Shares will be free and clear of any liens or encumbrances; provided, however, that the Conversion Shares may be subject to restrictions on transfer under state and/or federal securities laws. Subject to restrictions on transfer under state and/or federal securities laws, the Conversion Shares are not subject to any preemptive rights, rights of first refusal or other restrictions on transfer.
          SECTION 4.5 Reservation of Shares. For so long as any Warrantholder shall have any right to receive Conversion Shares, the Company shall reserve and keep available out of its authorized but unissued Common Stock the full number of shares of Common Stock deliverable upon exercise of each of the Warrants and shall, at its own expense, take all such actions and obtain such permits and orders as may be necessary to enable the Company lawfully to issue such Conversion Shares.
ARTICLE V
MISCELLANEOUS
          SECTION 5.1 Notices. All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and telephonic confirmation of receipt thereof is obtained, (ii) if given by electronic mail, when such electronic mail is transmitted with a confirmation sent by regular U.S. Mail, or (iii) if given by mail, prepaid overnight courier or any other means, when received at the address specified in this Section or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party’s signature below (or to the attention of such other person or to such other address or telecopy number as such party shall have furnished to each other party in accordance with this Section 5.1).
          SECTION 5.2 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.
          SECTION 5.3 Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.
          SECTION 5.4 Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties’ failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.
          SECTION 5.5 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND ANY GEORGIA STATE COURT SITTING IN FULTON COUNTY, GEORGIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED

HEREBY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 5.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
          SECTION 5.6 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.
          SECTION 5.7 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.
          SECTION 5.8 Entire Agreement. This Agreement is intended by the parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreement and understandings, written or oral, between the parties with respect to such subject matter.
          SECTION 5.9 Amendment and Waiver. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Company, a majority in interest of the Stockholders, and a majority in interest of the Warrant Securityholders. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.
          SECTION 5.10 No Third Party Beneficiaries. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.
          SECTION 5.11 Transferability of Registration Rights. For all purposes of this Agreement, the holders of Registrable Securities shall include not only the Warrant Securityholder but also any permitted assignee or transferee of the Warrant Securityholder. The Warrant Securityholder may assign or transfer their respective rights under this Agreement to any Person to whom such Warrant Securityholders transfer any Registrable Shares, provided, however, that such assignee or transferee agrees in writing to be bound by all of the provision of this Agreement.

          SECTION 5.12 Assignment or Transfer of the Term Loan Under the Credit Agreement.
          If any Warrantholder assigns or otherwise transfers all or any of its Term Loan (as defined in the Credit Agreement) (including by selling participations therein to any Person, such Warrantholder may request (upon 10 days’ prior notice to the Company) that (a) the Warrants then held by such Warrantholder be canceled on the date of such assignment and transfer and (b) a like number of Warrants be issued by the Company to the Person to whom such Term Loan, or portion thereof, is being assigned or otherwise transferred. Upon the date specified in such request:
          (i) The Company shall issue, and such Warrantholder shall surrender (or cause to be surrendered ) for cancellation, such number of Warrants as aforesaid, provided that such issuance shall not violate the Securities Act or any applicable state securities laws;
          (ii) The Company will deliver to each Person that receives a certificate for Warrants a legal opinion from counsel to the Company reasonably acceptable to such Person, covering matters reasonably requested by such Person relating to the Warrants; and
          (iii) The Company will deliver a certificate to each Person that receives Warrants affirming the representations and warranties contained in Article IV hereof as of such date.
          SECTION 5.13 Meetings; Board of Managers. So long as the Warrants remain outstanding and Chatham or any of its affiliates is the holder thereof, or Chatham or any of its affiliates is an owner any of the Stock of the Company, the Company shall provide Chatham Capital with not less than five (5) Business Days prior written notice of all meetings of any and all classes of shareholders and any board of directors (or equivalent) of the Company or any committee thereof (any such board of directors or equivalent, which now exists or hereafter may be formed by the Company, hereinafter the “Board of Directors”) (except in the case of emergency meetings, in which case such written notice shall be given to Chatham Capital at the same time as that given to the relevant shareholders/directors (or equivalent)) and the Company shall permit two (2) representatives of Chatham Capital to attend and observe such meetings and adjournments thereof (“Observer Rights”). From and after the date on which all Obligations under the Credit Agreement have been repaid in full in cash and all commitments to provide additional credit under the Credit Agreement have been terminated, upon receipt of Chatham Capital’s written request , the Company, together with the Stockholders, shall within thirty (30) days nominate and cause to be elected to the Board of Directors a representative of Chatham Capital who has been designated by Chatham Capital in writing to the Company (such representative designated by Chatham Capital from time to time, a “Chatham Representative”). The Chatham Representative shall be entitled to continue to remain a member of the Company’s Board of Directors and the Company, together with the Stockholders, shall cause the Chatham Representative to be re-elected for successive terms so long as the Warrants remain outstanding and Chatham or any of its affiliates is the holder thereof with the right to purchase under the

Warrants at least five percent (5%) of the Stock of the Company on a Fully-Diluted Basis, or Chatham or any of its affiliates are an owner of at least five percent (5%) of the Stock of the Company (such period, the “Chatham Representative Period”). While any Chatham Representative is a member of the Company’s Board of Directors, the Observer Rights described above shall not be deemed to be in effect. The Chatham Representative may only be removed with the prior written consent of Chatham Capital and if so removed, must be replaced with a new representative designated in writing by Chatham Capital if desired by Chatham Capital. In the event any Chatham Representative shall resign, the Company shall promptly replace such person with a new representative designated in writing by Chatham Capital who shall then become the Chatham Representative. At the conclusion of the Chatham Representative Period, no further obligation shall exist to cause the Chatham Representative to remain a member of the Company’s Board of Directors. Because of the difficulty of measuring economic losses to Chatham Capital as a result of a breach of the foregoing covenants and agreements, and because of the immediate and irreparable damage that could be caused to Chatham Capital for which it would have no other adequate remedy, the Company acknowledges and agrees that the foregoing covenants and agreements may be enforced against it by injunctions, restraining orders and other equitable remedies.
[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

COMPANY: BROOKSIDE TECHNOLOGY HOLDINGS CORP.
By:

Name:
Title: Address:

Facsimile:

[Signature Page to Warrantholder Rights Agreement]

WARRANTHOLDERS: CHATHAM CAPITAL MANAGEMENT III, LLC, not individually, but as agent for Chatham Investment Fund QP III, LLC and Chatham Investments Fund III, LLC
By:	Chatham Capital Holdings, Inc.
Its: Manager

By:
Name:
Title:

[Signature Page to Warrantholder Rights Agreement]

STOCKHOLDERS:

Mike Dance

Mike Nole

VICIS CAPITAL MASTER FUND — SERIES A
By:
Name:
Title:

VICIS CAPITAL MASTER FUND — SERIES B
By:
Name:
Title:

[Signature Page to Warrantholder Rights Agreement]